    As filed with the Securities and Exchange Commission on April 29, 1999
                                                        Registration No. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
                               ---------------
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          The Securities of Act of 1933

                                ---------------

SPRINT CAPITAL CORPORATION                       SPRINT CORPORATION
As Issuer and Registrant of Debt          As Issuer and Registrant of Debt
Securities                                   Securities and Guarantees
          (Exact names of registrants as specified in their charters)

   DELAWARE                                                  KANSAS
(State of Incorporation)                           (State of Incorporation)
   48-1132866                                               48-0457967
(I.R.S. Employer Identification No.)    (I.R.S. Employer Identification No.)

                                ---------------

          P.O. BOX 11315, KANSAS CITY, MISSOURI 64112, (913) 624-3000
   (Address, including zip code, and telephone number, include area code, of both registrants' principal executive offices)

                                 DON A. JENSEN
                         VICE PRESIDENT AND SECRETARY
                              SPRINT CORPORATION
                  P.O. BOX 11315, KANSAS CITY, MISSOURI 64112
                           TELEPHONE (913) 624-3326
   (Name, address, including zip code, and telephone number, including area code, of agent for service for registrants)

                                 ---------------

        Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after this Registration Statement is declared effective.

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-65649;
                                                             ----------
333-65649-01
------------

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                ---------------

                                    CALCULATION OF ADDITIONAL REGISTRATION FEE
----------------------------------------------------------------------------------------------------------
                                                                Proposed
                                                                Maximum    Proposed
                                                                Offering   Maximum
                                                                Price      Aggregate
Title of Each Class of Securities to Be          Amount to Be   Per Unit   Offering          Amount of
 Registered                                      Registered        (1)     Price (1)     Registration Fee
----------------------------------------------------------------------------------------------------------
Debt Securities -- to be issued by Sprint        $500,000,000     100%     $500,000,000   $139,000
 Capital Corporation
-----------------------------------------------------------------------------------------------------------
Guarantees -- of the Debt Securities of Sprint
Capital Corporation by Sprint Corporation                  (2)        (2)            (2)
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(1) Estimated solely for the purpose of determining the registration fee in accordance with Rule 457(c) and for the purpose of this offering, and not a representation as to a re-offering price.
(2)  No separate consideration will be received for the Guarantees.


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--------------------------------------------------------------------------------

                               EXPLANATORY NOTE

This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The Registrants' Registration Statement on Form S-3 (Registration Nos. 333-65649 and 333-65649-01), declared effective on October 14, 1998, are incorporated herein by reference.


EXHIBITS

     5.1       Opinion of Don A. Jensen

     23.1.1    Consent of Ernst & Young LLP.

     23.1.2    Consent of Deloitte & Touche LLP.

     23.1.3    Consent of Don A. Jensen (included in Exhibit 5.1).

     24.1 Powers of Attorney of the officers and directors of the Registrants signing this Registration Statement (filed as Exhibit 24-A and Exhibit 24-B to the Sprint Corporation Current Report on Form 8-K dated April 20, 1999 and incorporated herein by reference).

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westwood, State of Kansas, on the 29th day of April, 1999.

                                    SPRINT CORPORATION

                                       /s/ A.B. Krause
                                    By________________________________
                                       Executive Vice President--Chief
                                          Financial Officer

                Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



            Name                                     Title                     Date
            ----                                     -----                     ----

          /s/ W.T. Esrey*                      Chairman of the Board and    April 29, 1999
-------------------------------------          Chief Executive Officer
            (W.T. Esrey)                       (Principal Executive
                                               Officer)

          /s/ A.B. Krause*                     Executive Vice President--  April 29, 1999
-------------------------------------          Chief Financial Officer
           (A.B. Krause)                       (Principal Financial
                                               Officer)

          /s/ J.P. Meyer*                      Senior Vice President and    April 29, 1999
-------------------------------------          Controller (Principal
          (J.P. Meyer)                         Accounting Officer)


        /s/ DuBose Ausley*                     Director                     April 29, 1999
-------------------------------------
          (DuBose Ausley)

      /s/ Warren L. Batts*                     Director                     April 29, 1999
-------------------------------------
         (Warren L. Batts)

                                          Director
------------------------------------
           (Michel Bon)

         /s/ I.O. Hockaday, Jr.*          Director        April 29, 1999
------------------------------------
        (Irvine O. Hockaday, Jr.)

        /s/ Harold S. Hook*               Director        April 29, 1999
------------------------------------
           (Harold S. Hook)

        /s/ Ronald T. LeMay*              Director        April 29, 1999
-----------------------------
        (Ronald T. LeMay)

       /s/ Linda K. Lorimer*              Director        April 29, 1999
------------------------
        (Linda Koch Lorimer)

      /s/ Charles E. Rice*                Director        April 29, 1999
-----------------------------
        (Charles E. Rice)

                                          Director
-----------------------------
           (Ron Sommer)

        /s/ Stewart Turley*               Director        April 29, 1999
-----------------------------
         (Stewart Turley)



                                    *By /s/ A.B. Krause
                                       ----------------------------
                                       For himself and as Attorney-
                                       in-fact

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westwood, State of Kansas, on the 29th day of April, 1999.

                                    SPRINT CAPITAL CORPORATION

                                      /s/ A.B. Krause
                                    By________________________________
                                       President and Chief Executive
                                       Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



              Name                                    Title                        Date
              ----                                    -----                        ----
          /s/ A.B. Krause*                      President and                   April 29, 1999
-------------------------------------           Chief Executive Officer
           (A.B. Krause)                        and Director (Principal
                                                Executive Officer)

          /s/ J.P. Meyer*                       Senior Vice President and       April 29, 1999
-------------------------------------           Controller (Principal
          (J.P. Meyer)                          Accounting Officer)

       /s/ Don A. Jensen*                       Director                         April 29, 1999
------------------------------------
         (Don A. Jensen)

       /s/ Gene M. Betts*                       Senior Vice President and        April 29, 1999
------------------------------------            Chief Financial Officer and
        (Gene M. Betts)                         Director (Principal Financial
                                                Officer)

                                          /s/ A.B. Krause
                                    *By____________________________
                                       For himself and as Attorney-
                                       in-fact